UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 21, 2005
BEVERLY ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9550	62-1691861

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

One Thousand Beverly Way
Fort Smith, Arkansas	72919

(Address of Principal Executive Offices)	(Zip Code)
    Registrant’s telephone number including area code (479) 201-2000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items
Item 9.01 Financial Statement, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX
Press Release
Debt Commitment Letter
Debt Commitment Letters

Item 8.01 Other Items.
     On October 21, 2005, Beverly Enterprises, Inc. (the “Company”) issued a press release announcing that it had received from North American Senior Care, Inc. (“NASC”): (i) updated letters of commitment for the debt portion of the merger with NASC, consisting of a $1.325 billion first lien mortgage from Credit Suisse First Boston (the “CSFB Commitment Letter”), as well as $550 million of various forms of debt commitments from CapitalSource Financial, LLC (the “CapitalSource Commitment Letters”); and (ii) a solvency opinion from a nationally recognized investment banking firm. The Press Release, the CSFB Commitment Letter, and the CapitalSource Commitment Letters are attached hereto as Exhibits 99.1, 99.2, and 99.3, respectively, and incorporated herein by reference.
Item 9.01 Financial Statement, Pro Forma Financial Information and Exhibits.
     (a) Exhibits

Exhibit No.	Exhibit
99.1	Press Release

99.2	Debt Commitment Letter, dated October 21, 2005, from Credit Suisse First Boston

99.3	Debt Commitment Letters, dated October 21, 2005, CapitalSource Financial, LLC

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2005	BEVERLY ENTERPRISES, INC.

	By:	/s/ William R. Floyd

	Name:	William R. Floyd
	Title:	Chairman of the Board, President
and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release

99.2	Debt Commitment Letter, dated October 21, 2005, from Credit Suisse First Boston

99.3	Debt Commitment Letters, dated October 21, 2005, CapitalSource Financial, LLC

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